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Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Container International Holdings LLC (the “Company”)
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
(together, the “Specified Parties”)

Re: GCI Funding I LLC, Series 2021-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “GCIF Data Tape April 30, 2021 (05.17.21).xlsx” (the “Data File”), provided to us on May 17, 2021, containing certain information related to 162,596 containers (the “Issuer Containers”) as of April 30, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by GCI Funding I LLC. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Original Cost and Net Book Value were within 3.0%, Accepted Date was within 30 days, and Contract Expiry Date was within 2 days.

•
The term “Sources” means the following documents and information provided by the Company: Invoices, Purchase Order, Acceptance Certificate, Production Certificate, Technical Inspection Certificate, Construction Certificate, Lease Agreements (including Lease Schedules, Addendums, or Amendments), Lessee’s Acceptance Certificates, and:

–	Email correspondence from the Company listing acceptable equipment type descriptions corresponding to each Equipment Type code in the Data File (the “Equipment Type Descriptions”);

–
Email correspondence from the Company providing the depreciation life and residual value by Equipment Type (the “Depreciation Policy”), the depreciation start date for the Sample Containers (defined below) subject to long-term leases (the “Depreciation Start Dates”), and the discount rates for the Sample Containers subject to finance leases (the “Discount Rates”); and,

–
Documents containing details of a portfolio of leases acquired by the Company from another lessor and certain attributes of the containers related to such leases (the “Acquired Portfolio Summaries,” which the Company informed us were provided to the Company by the acquired lessor).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

We were instructed by the Company to perform the procedures described below on the Issuer Containers in the Data File.

A.
We selected a random sample of 50 Issuer Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Issuer Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the Data File attributes listed below to or using the corresponding information contained in the Sources, subject to the Company’s instructions. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing the instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attribute	Sources/Company’s Instructions
Unit Number	Invoice, Purchase Order, or Lease Agreement
Original Equipment Cost	Invoice, Purchase Order, Acquired Portfolio Summaries
Net Book Value
For each Sample Container subject to a long-term lease (Lease Type “LTLEOM”), recompute Net Book Value using the straight-line depreciation method based on Original Equipment Cost, Depreciation Start Date, and Depreciation Policy.

For each Sample Container subject to a finance lease (Lease Type “PLAEOM”), recompute the Net Book Value as the present value as of the Cutoff Date of the Purchase Option Amount Per Unit stated in the Data File and remaining monthly lease payments (based on the Lease Rate and Contract Expiry Date stated in the Data File), discounted at the respective Discount Rate.

For Sample Containers #30 through #33, the Lease Agreement contained an amendment dated April 26, 2021, relating to the Purchase Option Amount Per Unit. The Company informed us that the update to the Net Book Value would be made in the month following the amendment. For these Sample Containers, recompute the Net Book Value based on the Purchase Option Amount Per Unit stated in the Lease Agreement before the amendment.

Accepted Date
Acceptance Certificate, Production Certificate, Technical Inspection Certificate, Construction Certificate.

For Sample Containers #23 through #27 and #30 through #33, which the Company informed us were acquired from another lessor, compare the Accepted Date in the Data File to the 1st day of the calendar month of the manufacturing month and year stated in the Acquired Portfolio Summaries.

For Sample Containers #44 through #50, which were stated as
“In-Production” status in the Data File, consider the information to be in agreement if the Accepted Date is blank in the Data File.

Attribute	Sources/Company’s Instructions
Age
Recompute by dividing the number of days from the Accepted Date stated in the Data File to the Cutoff Date by 365.
For Sample Containers #44 through #50, which were stated as
“In-Production” status in the Data File, consider the information to be in agreement if the Age is “0” in the Data File.

Equipment Type	Invoice, Purchase Order, or Lease Agreement using Equipment Type Descriptions
Lessee Name	Lease Agreement
Contract Expiry Date
Lease Agreement

If the Lease Agreement stated a Lease Commencement Date (“LCD”) and required a specific number of days in the lease term, recompute the Contract Expiry Date by adding the number of days in the lease term to the LCD.

For Sample Containers #23 through #25, and #30 through #33, which the Company informed us were acquired from another lessor, recompute the Contract Expiry Date by adding the number of days in the lease term stated in the Lease Agreement to the Lease Start Date stated in the Acquired Portfolio Summaries.

If the Lease Agreement required a lease term starting on the date the lessee accepted the container, recompute the Contract Expiry Date by adding such lease term to the 1st day of the calendar month containing the date of the Lessee’s Acceptance Certificate.

Lease Type
Lease Agreement

Consider the Lease Type to be:

– a long term operating lease (Lease Type “LTLEOM”) if the Lease Agreement required a lease term of greater than one year, and did not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

– a direct finance lease (Lease Type “PLAEOM” if the Lease Agreement included a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container.

Lease Rate	Lease Agreement
Purchase Option Amount per Unit (applicable only for Sample Containers subject to Lease Type “PLAEOM”)	Lease Agreement

C.	For each Sample Container, we observed the presence of an executed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information, Sources and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Issuer Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Issuer Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Issuer Containers being securitized, (iii) the compliance of the lessor of the Issuer Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Issuer Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
May 24, 2021

Exhibit A

The Sample Containers

Sample Container Number	Unit Number	Sample Container Number	Unit Number
1	GCXU2072281	26	MEDU4668270
2	GCXU2091609	27	MEDU4736585
3	GCXU2098202	28	MNBU4192585
4	GCXU2138774	29	MNBU4193832
5	GCXU2151903	30	PCIU0050819
6	GCXU2215417	31	PCIU0092291
7	GCXU5003140	32	PCIU0114127
8	GCXU5026525	33	PCIU9199470
9	GCXU5032981	34	TAKU2541099
10	GCXU5054548	35	TAKU2543466
11	GCXU5056900	36	TAKU2543759
12	GCXU5071123	37	TAKU6056867
13	GCXU5073002	38	GCXU5359742
14	GCXU5083443	39	GCXU5548345
15	GCXU5117646	40	MSMU8561642
16	GCXU5157654	41	MSMU8590023
17	GCXU5159702	42	GCXU5549531
18	GCXU5170580	43	GCXU5549824
19	GCXU5173233	44	GCXU549363
20	GCXU5215088	45	GCXU560818
21	GCXU5271646	46	GCXU560947
22	GCXU5384046	47	GCXU568952
23	GMDU8184653	48	GCXU550433
24	ICBU2483760	49	GCXU550446
25	ICBU2509740	50	MSDU417523